As filed with the Securities and Exchange Commission on October 8, 2024

Registration No. 333-282388

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-1/A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

AppTech Payments Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	7372	65-0847995
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification Number)

5876 Owens Avenue

Suite 100

Carlsbad, California 92008

(760) 707-5959

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Luke D’Angelo

Chief Executive Officer

5876 Owens Avenue

Suite 100

Carlsbad, California 92008

(760) 707-5959

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code of Agent for Service)

With copies to:

Andrew M. Tucker, Esq.
Nelson Mullins Riley & Scarborough LLP
101 Constitution Ave NW, Suite 900
Washington, DC 20001
Telephone: (202) 689-2800

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act of 1934.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

AppTech Payments Corp. is filing this Amendment No. 1 to its registration statement on Form S-1 (File No. 333-282388) as an exhibit-only filing. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

The exhibits listed in the accompanying Exhibit Index are filed or incorporated by reference as part of this registration statement.

EXHIBIT INDEX

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Exhibit Number	Exhibit Title
2.1	Agreement and Plan of Merger dated as of April 18, 2022, by and among AppTech Payments Corp., AppTech IP Corp., and HotHand, Inc., (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, as filed on April 21, 2022, and incorporated herein by reference)
3.1	AppTech Corp. Articles of Conversion filed October 25, 2006 (filed as Exhibit 3.1 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.2	AppTech Corp. Articles of Incorporation filed October 25, 2006 (filed as Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.3	AppTech Corp. Certificate of Designation filed May 09, 2007 (filed as Exhibit 3.3 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.4	AppTech Corp. Certificate of Correction filed June 04, 2007 (filed as Exhibit 3.4 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.5	AppTech Corp. Certificate of Designation filed June 06, 2007 (filed as Exhibit 3.5 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.6	AppTech Corp. Amendment to Certificate of Designation After Issuance of Class or Series filed November 17, 2008 (filed as Exhibit 3.6 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.7	AppTech Corp. Certificate of Amendment filed October 26, 2009 (filed as Exhibit 3.7 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.8	AppTech Corp. Certificate of Amendment filed October 27, 2009 (filed as Exhibit 3.8 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.9	AppTech Corp. Certificate of Designation filed April 21, 2010 (filed as Exhibit 3.9 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.10	AppTech Corp. Amendment to Certificate of Designation After Issuance of Class or Series filed April 27, 2010 (filed as Exhibit 3.10 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.11	AppTech Corp. Certificate of Change filed July 22, 2010 (filed as Exhibit 3.11 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.12	AppTech Corp. Amendment to Certificate of Designation After Issuance of Class or Series filed October 26, 2010 (filed as Exhibit 3.12 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.13	AppTech Corp. Amendment to Certificate of Designation After Issuance of Class or Series filed October 26, 2010 (filed as Exhibit 3.13 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.14	AppTech Corp. Amendment to Certificate of Designation After Issuance of Class or Series filed October 28, 2010 (filed as Exhibit 3.14 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.15	AppTech Corp. Amendment to Certificate of Designation After Issuance of Class or Series filed April 08, 2011 (filed as Exhibit 3.15 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.16	AppTech Corp. Certificate of Amendment filed June 06, 2011 (filed as Exhibit 3.16 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)

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3.17	AppTech Corp. Articles of Domestication filed July 18, 2011 (filed as Exhibit 3.17 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.18	AppTech Corp. Bylaws dated May 07, 2013 (filed as Exhibit 3.18 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.19	AppTech Corp. Certificate of Domestication filed July 09, 2013(filed as Exhibit 3.19 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.20	AppTech Corp. Articles of Amendment filed October 31, 2013 (filed as Exhibit 3.20 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.21	AppTech Corp. Certificate of Incorporation filed July 29, 2015 (filed as Exhibit 3.21 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.22	AppTech Corp. Bylaws (Amended and Restated) dated March 27, 2020 (filed as Exhibit 3.22 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
3.23	AppTech Certificate of Incorporation filed with the Secretary of State of Delaware dated December 13, 2021 (filed as Exhibit 3.23 to the Registrant’s Registration Statement on Form S-1, as filed on December 15, 2021, and incorporated herein by reference)
3.24	AppTech Certificate of Correction filed with the Secretary of State of Delaware dated December 23, 2021 (filed as Exhibit 3.24 to the Registrant’s Registration Statement on Form S-1, as filed on December 23, 2021, and incorporated herein by reference)
3.25	AppTech Certificate of Conversion filed with the Secretary of State of Delaware dated December 23, 2021 (filed as Exhibit 3.25 to the Registrant’s Registration Statement on Form S-1, as filed on December 23, 2021, and incorporated herein by reference)
3.26	AppTech Certificate of Correction filed with the Secretary of State of Delaware dated December 23, 2021 (filed as Exhibit 3.26 to the Registrant’s Registration Statement on Form S-1, as filed on January 3, 2022, and incorporated herein by reference)
3.27	AppTech Certificate of Amendment filed with the Secretary of State of Delaware dated December 27, 2021 (filed as Exhibit 3.27 to the Registrant’s Registration Statement on Form S-1, as filed on January 3, 2022, and incorporated herein by reference)
3.28	AppTech Amended and Restated Bylaws (filed as Exhibit 3.22 to the Registrant’s Registration Statement on Form S-1, as filed on December 17, 2021, and incorporated herein by reference)
4.1	Specimen Stock Certificate of AppTech Corp.’s Common Stock (incorporated by reference to Exhibit 4.1 to Form 10-12G/A filed February 14, 2020)
4.2	AppTech Code of Business Conduct (filed as Exhibit 4.2 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
4.3	AppTech Corp. Audit Committee Charter (filed as Exhibit 4.3 to the Registrant’s Quarterly Report on Form 10-Q, as filed on November 16, 2020, and incorporated herein by reference)
4.4	AppTech Corp. Compensation Committee Charter (filed as Exhibit 4.4 to the Registrant’s Quarterly Report on Form 10-Q, as filed on November 16, 2020, and incorporated herein by reference)
4.5	AppTech Corp. Corporate Governance and Nominating Committee Charter (filed as Exhibit 99.3 to Form S-1 as filed on February 16, 2021 and incorporated herein by reference)
4.6	Form of Purchase Warrant (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K as filed on January 31, 2023 and incorporated herein by reference)
4.7	Form of Purchase Warrant (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K as filed on October 24, 2023 and incorporated herein by reference)
4.8	Description of Securities (filed as Exhibit 4.6 to the Registrant’s Annual Report on Form 10-K/A as filed on August 21, 2023 and incorporated herein by reference)
4.9	Form of Debenture, dated July 10, 2024, in the principal amount of $1,100,000 (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K as filed on July 12, 2024 and incorporated herein by reference)
4.10	Form of Warrant, dated July 10, 2024 (filed as Exhibit 4.2 to the Registrant’s Current Report on Form 8-K as filed on July 12, 2024 and incorporated herein by reference)
4.11	Form of Warrant, dated August 28, 2024 (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K as filed on August 29, 2024 and incorporated herein by reference)

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5.1**	Legal opinion of Nelson Mullins Riley & Scarborough LLP
10.1	AppTech Equity Incentive Plan ratified by shareholders at the Annual Meeting of the Shareholders on July 28, 2020 Amendment to Asset Purchase Agreement dated June 22, 2017 (filed as Exhibit 10.2 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
10.2	Lease & Purchase Option Agreement dated January 22, 2020 (filed as Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K, as filed on March 30, 2020, and incorporated herein by reference)
10.3	Strategic Partnership Agreement dated as of August 21, 2020, by and among AppTech Corp. and Silver Alert Services LLC, doing business as LifeLight Systems. (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, as filed on August 26, 2020, and incorporated herein by reference)
10.4	Subscription License and Service Agreement dated as of October 02, 2020, by and among AppTech Corp. and NEC Payments B.S.C. (c). (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, as filed on October 07, 2020, and incorporated herein by reference)
10.5	Digital Banking Platform Operating Agreement dated as of October 02, 2020, by and among AppTech Corp. and NEC Payments B.S.C. (c). (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, as filed on October 07, 2020, and incorporated herein by reference)
10.6	Subscription License Order Form dated as of October 02, 2020, by and among AppTech Corp. and NEC Payments B.S.C. (c). PURSUANT TO REG S-K ITEM 601, CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED. (filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K, as filed on October 07, 2020, and incorporated herein by reference)
10.7	Registration Rights Agreement dated as of October 02, 2020, by and among AppTech Corp. and NEC Payments B.S.C. (c). (filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K, as filed on October 07, 2020, and incorporated herein by reference)
10.8	Warrant Agency Agreement, dated as of January 7, 2022, between the Company and Transfer Online, Inc. (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, as filed on January 10, 2022), an incorporated herein by reference)
10.9	Securities Purchase Agreement, dated January 30, 2023, by and between AppTech Payments Corp. and the Purchaser (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed on January 31, 2023 and incorporated herein by reference)
10.10	Form of Lock-Up Agreement (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K as filed on January 31, 2023 and incorporated herein by reference)
10.11	Master Services and Development Agreement(filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed on June 21, 2023 and incorporated herein by reference)
10.12	Membership Interest Purchase Agreement, dated as of October 13, 2023, by and among AppTech Payments Corp., Alliance Partners, LLC, and Chris Leyva. (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed on October 16, 2023 and incorporated herein by reference)
10.13	Securities Purchase Agreement, dated October 24, 2023, by and between AppTech Payments Corp. and the Purchaser (filed as Exhibit 10.1 to Form 8-K as filed on October 24, 2023 and incorporated herein by reference)
10.14	Amendment to Common Stock Purchase Warrant (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K as filed on October 24, 2023 and incorporated herein by reference)
10.15	Amendment to the Membership Interest Purchase Agreement, dated December 28, 2023, by and between AppTech Payments Corp., Alliance Global Partners, LLC and Chris Leyva (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K as filed on May 3, 2024 and incorporated herein by reference)
10.16	Amendment to the Membership Interest Purchase Agreement, dated January 31, 2024, by and between AppTech Payments Corp., Alliance Global Partners, LLC and Chris Leyva (filed as Exhibit 2.2 to the Registrant’s Current Report on Form 8-K as filed on May 3, 2024 and incorporated herein by reference)
10.17	Amendment to the Membership Interest Purchase Agreement, dated March 1, 2024, by and between AppTech Payments Corp., Alliance Global Partners, LLC and Chris Leyva (filed as Exhibit 2.3 to the Registrant’s Current Report on Form 8-K as filed on May 3, 2024 and incorporated herein by reference)
10.18	Amendment to the Membership Interest Purchase Agreement, dated April 29, 2024, by and between AppTech Payments Corp., Alliance Global Partners, LLC and Chris Leyva (filed as Exhibit 2.4 to the Registrant’s Current Report on Form 8-K as filed on May 3, 2024 and incorporated herein by reference)
10.19	Form of Securities Purchase Agreement, dated July 10, 2024 (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed on July 12, 2024 and incorporated herein by reference)

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10.20	Form of Registration Rights Agreement, dated July 10, 2024 (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K as filed on July 12, 2024 and incorporated herein by reference)
10.21	Form of Warrant Inducement Agreement, dated August 28, 2024 (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K as filed on August 29, 2024 and incorporated herein by reference)
21.1	Subsidiaries of AppTech Payments Corp.(filed as Exhibit 21.1 to the Registrant’s Annual Report on Form 10-K, as filed on April 1, 2024, and incorporated herein by reference)
23.1*	Consent of dbbmckennon, Independent Registered Public Accounting Firm
23.2**	Consent of Nelson Mullins Riley & Scarborough LLP (see Exhibit 5.1 above)
24.1*	Power of Attorney (included on the signature page of this Registration Statement)
97	AppTech Payments Corp. Clawback Policy (filed as Exhibit 97 to the Registrant’s Annual Report on Form 10-K, as filed on April 1, 2024, and incorporated herein by reference
101.INS	XBRL INSTANCE DOCUMENT
101.SCH	XBRL TAXONOMY EXTENSION SCHEMA
101.CAL	XBRL TAXONOMY EXTENSION CALCULATION LINKBASE
101.DEF	XBRL TAXONOMY EXTENSION DEFINITION LINKBASE
101.LAB	XBRL TAXONOMY EXTENSION LABEL LINKBASE
101.PRE	XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)
107*	Filing Fee Table

 __________

*	Previously filed.
**	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Carlsbad, California, October 8, 2024.

AppTech Payments Corp.

By:	/s/ Luke D’Angelo
Chief Executive Officer, Chairman and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Luke D’Angelo	Chief Executive Officer, Chairman and Director	October 8, 2024
Luke D’Angelo	(Principal Executive Officer)

/s/ Meilin Yu	Chief Financial Officer and Treasurer	October 8, 2024
Meilin Yu	(Principal Financial and Accounting Officer)

/s/ Virgil Llapitan*	President, Chief Operation Officer and Director	October 8, 2024
Virgil Llapitan

/s/ William Huff*	Director	October 8, 2024
William Huff

/s/ Mengyin H. Liang “Roz Huang”*	Director	October 8, 2024
Mengyin H. Liang “Roz Huang”

/s/ Michael O’Neal*	Director	October 8, 2024
Michael O’Neal

/s/ Christopher Williams*	Director	October 8, 2024
Christopher Williams

*       Signed by Luke D’Angelo pursuant to the power of attorney signed by each individual and previously filed with this Registration Statement on September 27, 2024.

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